                                     FIRST

                                   AMENDMENT

                                      TO

                        SENIOR SECURED CREDIT AGREEMENT

         FIRST AMENDMENT, dated as of May 29, 1998 (this "Amendment") to the Senior Secured Credit Agreement dated as of May 20, 1998 (the "Credit Agreement"), by and among Skyline Multimedia Entertainment, Inc., a New York corporation (the "Company"), New York Skyline, Inc., a New York corporation ("NYSI"), Skyline Virtual Reality, Inc., a Delaware corporation ("SVRI"), Skyline Chicago, Inc., a Delaware corporation ("SCI"), Skyline Magic, Inc., a Delaware corporation ("SMI"), Skyline Las Vegas, Inc., a Delaware corporation ("SLVI") (the Company, NYSI, SVRI, SCI, SMI and SLVI, together the "Borrowers"), Prospect Street NYC Discovery Fund, L.P., a Delaware limited partnership ("Prospect"), and Bank of New York, as Trustee for the Employees Retirement Plan of Keyspan Energy Corp. ("KEP").

         WHEREAS, capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement;

         WHEREAS, each of the Borrowers, Prospect and KEP desire to amend
Schedule 2.1 of the Credit Agreement in order to increase the Loan Amount of KEP from $500,000 to $1,850,000.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to Schedule 2.1 of the Credit Agreement. Schedule 2.1 of the Credit Agreement is hereby amended by deleting "$500,000" in the column entitled "Loan Amount" and inserting in lieu thereof "$1,850,000".

         2. Effectiveness of Amendment. Pursuant to Section 8.7 of the Credit Agreement, this Amendment shall become effective upon the execution and delivery of this Agreement by the Lenders and each Borrower.

         3. Effect on Credit Agreement. The Credit agreement shall continue in full force and effect as amended by this Amendment. From and after the date hereof, all references to the Credit Agreement shall be deemed to mean the Credit Agreement as amended by this Amendment.

         4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF

NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            5. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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         In WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

                                      SKYLINE MULTIMEDIA ENTERTAINMENT, INC.

                                      By:
                                         -----------------------------------
                                         Name:  Steven Schwartz
                                         Title: Executive Director of Operations
                                                and Finance


                                      NEW YORK SKYLINE, INC.


                                      By:
                                         -----------------------------------
                                         Name:  Steven Schwartz
                                         Title: Secretary


                                      SKYLINE VIRTUAL REALITY, INC.


                                      By:
                                         -----------------------------------
                                         Name:  Steven Schwartz
                                         Title: Secretary


                                      SKYLINE CHICAGO, INC.


                                      By:
                                         -----------------------------------
                                         Name:  Steven Schwartz
                                         Title: Secretary


                                      SKYLINE MAGIC, INC.


                                      By:
                                         -----------------------------------
                                         Name:  Steven Schwartz
                                         Title: Secretary


                                      SKYLINE LAS VEGAS, INC.

                                      By:
                                         -----------------------------------
                                         Name:  Steven Schwartz
                                         Title: Secretary

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                                      PROSPECT STREET NYC DISCOVERY FUND, L.P.
                                      By: Prospect Street Discovery Fund, Inc.,
                                          its general partner

                                          By:
                                             -------------------------------
                                             Name: John F. Barry, III
                                             Title:

                                      BANK OF NEW YORK, as Trustee for the
                                      Employees Retirement Plan of Keyspan
                                      Energy Corp.

                                      By:
                                         -----------------------------------
                                         Name:
                                         Title:

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